UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): September 7, 2005
NOBLE CORPORATION
(Exact name of Registrant as specified in its charter)

Cayman Islands	0-13857	98-0366361
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

13135 South Dairy Ashford, Suite 800 Sugar Land, Texas	77478
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (281) 276-6100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
Employment Agreement - Bruce W. Busmire
Parent Guaranty by Noble Corporation dated effective 10/1/2005

FORM 8-K
ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     As described under Item 5.02 below, the Board of Directors of Noble Corporation (“Noble”) has elected Bruce W. Busmire as Senior Vice President and Chief Financial Officer, Treasurer and Controller of Noble, effective October 1, 2005. Mr. Busmire will receive an annual salary at the rate of $275,000 and is entitled to participate in Noble’s Short Term Incentive Plan (“STIP”) at a target award level of 50 percent. For additional information on STIP, see “Compensation Philosophy and Objectives – Annual Incentives” in the Report of the Compensation Committee on Executive Compensation on page 12 of Noble’s definitive proxy statement dated March 15, 2005 (the “2005 Proxy Statement”) and filed with the U.S. Securities and Exchange Commission, which section of such Report is incorporated herein by reference.
     Under Noble’s 1991 Stock Option and Restricted Stock Plan, Mr. Busmire will receive an award of 7,500 performance-vested restricted shares of Noble (which is based on a target award of 5,000 ordinary shares); an award of 4,000 time-vested restricted shares; and a grant of a nonqualified stock option for 10,000 ordinary shares at an option price of fair market value on the date of grant (i.e., the date his employment begins). The performance-vested restricted shares will vest, if at all, in a range from zero to 100 percent of the award based on a performance measure over a three-year performance cycle. The time-vested restricted shares will vest one-third per year over three years commencing on the first anniversary of the award. The stock option is exercisable one-third per year commencing one year from the date of grant.
     A wholly-owned, indirect subsidiary of Noble, Noble Drilling Corporation, will enter into an employment agreement with Mr. Busmire conforming to the form of employment agreement in place between Noble Drilling Corporation and Noble’s existing executive officers. The performance by Noble Drilling Corporation of this employment agreement will be guaranteed by Noble. A brief description of such form of employment agreement is included under “Employment Agreements” on page 9 of the 2005 Proxy Statement and is incorporated herein by reference.
     In addition, Noble and Mr. Busmire will enter into an indemnity agreement conforming to Noble’s form of indemnity agreement with its directors and officers, a copy of which is filed as Exhibit 10.1 to this current report and incorporated herein by reference.
ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
     The Board of Directors of Noble has elected Bruce W. Busmire as Senior Vice President and Chief Financial Officer, Treasurer and Controller of Noble, effective October 1, 2005.
     Mr. Busmire, age 47, has been elected to a term of office to serve until his successor is chosen and qualified or until his earlier death, resignation or removal. There are no arrangements or understandings between Mr. Busmire and any other person pursuant to which he was elected to his offices. There are no family relationships between Mr. Busmire and any director or executive officer of Noble.
     From April 2004 until his joining Noble, Mr. Busmire served as a Managing Director of Pickering Energy Partners, Inc., a privately-held energy research firm and member NASD/SIPC. From January 2000 to May 2003, he served as Vice President of Investor Relations at Ocean Energy, Inc., then a publicly-traded independent oil and gas company which subsequently was acquired by Devon Energy Corporation. Prior to January 2000, Mr. Busmire served in various finance and accounting positions for companies in the energy industry for over 20 years.
     See Item 1.01 above for additional information in connection with Mr. Busmire’s employment.

FORM 8-K
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits
     The information required by this Item 9.01(c) is set forth in the Index to Exhibits accompanying this current report and is incorporated herein by reference.

FORM 8-K
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION

Date: September 7, 2005	By:	/s/ JULIE J. ROBERTSON

Julie J. Robertson,
Senior Vice President – Administration and Corporate Secretary

FORM 8-K
INDEX TO EXHIBITS

Exhibit
Number	Exhibit
10.1	Form of Indemnity Agreement entered into between Noble Corporation and each of its directors and officers (filed as Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q for the three-month period ended March 31, 2002 and incorporated herein by reference).

10.2	Employment Agreement, dated effective as of October 1, 2005, by and between Noble Drilling Corporation and Bruce W. Busmire.

10.3	Parent Guaranty by Noble Corporation, dated effective as of October 1, 2005, of Employment Agreement by and between Noble Drilling Corporation and Bruce W. Busmire.

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